SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             FORM 8-K CURRENT REPORT

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2004

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-24755               33-0379106
  (State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                              4695 MACARTHUR BLVD.
                                    SUITE 300
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code:)    (949) 861-8295

Former Address: (3001 Redhill Ave. Bldg. 4 - Suite 219-226,
                Costa Mesa, CA 92626)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      The information below is a summary description of the Agreement and Plan of Share Exchange (the "Agreement"), dated as of June 28, 2004, by and among Universal Guardian Holdings, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiary, Secure Risks Ltd, a limited liability company registered in England and Wales ("Secure Risks"), on the one hand, and the shareholders (collectively, the "SSSI Shareholders") of Strategic Security Solutions International Ltd, a limited liability company registered in England and Wales ("SSSI"), on the other hand, including all annexes, exhibits and schedules attached thereto, and any related documents that the Company has filed as exhibits to this Report.

      Pursuant to the Agreement, the Company agreed to issue an aggregate of 4,101,494 restricted shares (the "Tranche I Shares") of the Company's common stock ("UGHO Common Stock") to the SSSI Shareholders in exchange for the transfer to Secure Risks of all 200 issued and outstanding Ordinary Shares of SSSI ("SSSI Ordinary Shares"), plus (pound) 1 Sterling for each issued and outstanding Deferred A, B, C, and D share of SSSI (a total of (pound) 40 Sterling for all issued and outstanding Deferred A,B,C, and D shares). The closing of the Agreement (the "Closing") occurred on July 1, 2004 (the "Closing Date"). At the Closing, SSSI became a wholly subsidiary of Secure Risks.

      In addition to the Tranche I Shares, the Company will be obligated to issue additional shares of UGHO Common Stock to the SSSI Shareholders as follows: (1) the Company will issue to the SSSI Shareholders, on a pro rata basis, a number of restricted shares of UGHO Common Stock equal to 100% of the revenue value of each contract entered into and fully prepaid to SSSI within 30 days of the Closing Date, divided by the volume weighted average price per share of the UGHO Common Stock for the 5 trading days immediately preceding the date of such prepayment to SSSI (the "Tranche II Shares"); and (2) the Company will issue to the SSSI Shareholders, on a pro rata basis, a number of restricted shares of UGHO Common Stock equal to 80% of the monthly EBITDA received by SSSI from certain pending contracts, divided by the volume weighted average price per share of the UGHO Common Stock for the 5 trading days immediately preceding the date each such contract is fully executed and delivered to SSSI (the "Tranche III Shares").

      Pursuant to the Agreement, the Company will deliver 50% of each of the Tranche I Shares, the Tranche II Shares (if any) and the Tranche III Shares (if any) to an escrow agent to be held in escrow (the "Escrow Shares"). The Escrow Shares will be subject to rescission and cancellation in the following two instances: (1) if the annualized revenue of SSSI, as of the Closing Date, excluding extraordinary sales or revenues and assuming an EBITDA of at least 20%, as verified by the Company's independent auditor following the Closing, is less than that reflected in the unaudited financial statements of SSSI provided at the Closing, then the number of shares subject to rescission will equal the percentage difference between the audited and unaudited numbers multiplied by the total number of Escrow Shares; and (2) if the Company notifies the SSSI Shareholders within 12 months of the Closing Date that the Company reasonably believes it or Secure Risks has a claim against the SSSI Shareholders for breach of their representations, warranties or covenants in the Agreement and any ancillary agreements, and the Company or Secure Risks files a claim against the SSSI Shareholders within 18 months of the Closing Date, then the number of Escrow Shares subject to rescission will equal the cash amount of any final judgment awarded to the Company divided by the volume weighted average price per share of the UGHO Common Stock for the 10 trading days immediately preceding the date of such final judgment.

      The SSSI Shareholders will not be entitled to exercise any of the voting rights in respect of the Escrow Shares until the Escrow Shares are released to the SSSI Shareholders in accordance with the Agreement.

      At the Closing, the Tranche I Shares represented approximately 13% of the issued and outstanding capital stock of the Company. The ratio of 4,101,494 shares of UGHO Common Stock for all 200 issued and outstanding SSSI Ordinary Shares is referred to herein as the "Exchange Ratio". The Exchange Ratio was determined by dividing SSSI's current annualized revenue, excluding extraordinary sales or revenues and assuming EBITDA of at least 20%, by the volume weighted average price per share of the UGHO Common Stock for the 5 trading days immediately preceding the Closing Date.

      The names of the SSSI Shareholders are: Richard Mark Lumpkin, John Chase, Richard Charles Kuhn, Ian Michael Schriek and Bruce Meikle Braes.

      At the Closing, Maria Braes Kuhn, Ian Michael Schriek and Richard Charles Kuhn delivered their resignations as directors of SSSI, and Michael Skellern, the Company's Chief Executive Officer, and Michael Stannard were appointed as the directors of SSSI.

      SSSI provides strategic and tactical security services to established and emerging governments, military services, multi-national corporations and high profile business and individual clients worldwide. SSSI services include, but are not limited to the following:

      o     Maritime and Port Security

      o     Threat and Vulnerability Assessments

      o     Security Planning and System Design

      o     Executive Protection and Travel Risk Management

      o     Tactical Armed Security

      o     Assets in Transit

      o Crisis Management, Contingency Planning, Incident Management and Evacuation

      o     Executive and Diplomatic Protection and Training

      o     Physical Security Training

      o     Weapons and Self-Defense Training

      o     Government Training

      SSSI is headquartered in the United Kingdom. The Company intends that SSSI will operate as a business unit within the Company's wholly owned subsidiary Secure Risks Ltd. Secure Risks is a European-based global counterterrorism, security, training and business risk solutions group providing practical business risk solutions, tactical security and critical infrastructure protection to governments and industries in today's most challenging threat environments. Secure Risks operates from regional hubs worldwide.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

7.1   Agreement and Plan of Share Exchange

7.2   Financial Statements of SSSI (1)

7.3   Pro Forma Financial Information (1)

(1) To be filed by amendment within 60 days.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable

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ITEM 9. REGULATION FD DISCLOSURE

Not applicable

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

Not applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Costa Mesa, California, this 15th day of July, 2004.

                                       UNIVERSAL GUARDIAN HOLDINGS, INC.,
                                       A DELAWARE CORPORATION


                                       By: /S/ MICHAEL J. SKELLERN
                                       -----------------------------------------
                                          Michael J. Skellern
                                          President and Chief Executive Officer
                                          (principal executive officer)